UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2000



                               GENERAL MILLS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware               1-1185                     41-0274440
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                        Identification No.)



                       Number One General Mills Boulevard
                              (Mail: P.O. Box 1113)
                          Minneapolis, Minnesota 55440
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (763) 764-2311


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Item 5.  OTHER EVENTS.

On August 31, 2000, General Mills, Inc. ("General Mills") and Diageo plc, a public company incorporated under the laws of England and Wales ("Diageo") issued a joint press release concerning the Federal Trade Commission's request for additional information in connection with its antitrust review of General Mills' proposed acquisition of the Pillsbury business from Diageo. The text of the joint press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits. The following exhibit is filed as part of this report:

          99.1 Joint press release, dated August 31, 2000, issued by General Mills, Inc. and Diageo plc



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MILLS, INC.


Dated:  Septmeber 1, 2000                   By:  /s/ S. S. Marshall
                                                Siri S. Marshall
                                                Senior Vice President,
                                                General Counsel and Secretary



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INDEX TO EXHIBITS



Exhibit No.    Item                                        Method of Filing

99.1           Joint press release, dated August 31,       Filed electronically
               2000, issued by General Mills, Inc.
               and Diageo plc